SECOND AMENDMENT TO SECOND AMENDED
                AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment"), is made and entered into as of the 18th day of September, 1997 by and among PILGRIM'S PRIDE CORPORATION, a Delaware corporation ("Borrower"), each of the Banks signatory hereto (hereinafter referred to individually as a ABank@ and collectively as the "Banks"), and CREDITANSTALT-BANKVEREIN, as agent for the Banks (in such capacity, together with its successors and assigns in such capacity hereinafter referred to as the "Agent").


                          W I T N E S S E T H:

     WHEREAS, Borrower, the Banks and the Agent are parties to that certain Loan and Security Agreement, dated as of June 3, 1993 (the "Original Loan Agreement"), which provided for a term loan (the "Original Facility") in the original principal amount of Twenty-Eight Million Dollars ($28,000,000.00);

     WHEREAS, by that certain Amended and Restated Loan and Security Agreement dated July 29, 1994 (the "Amended and Restated Loan Agreement"), the Borrower, the Banks and the Agent amended and restated the Original Loan Agreement (a) to continue the Original Facility at its then current outstanding balance of $21,700,000.00; (b) to make a standby/term loan (the AExisting Standby/Term Facility@) to Borrower to be utilized on or before June 20, 1995 (the "Conversion Date"); and
(c) to make certain other changes as more fully set forth therein;

     WHEREAS, by letter agreement of the parties dated June 19, 1995, the Amended and Restated Loan Agreement was amended to extend the Conversion Date to September 20, 1995;

     WHEREAS, John Hancock Mutual Life Insurance Company, a Massachusetts corporation, (AHancock@) or its assignee has heretofore released its Lien on the Mortgaged Property, evidenced by (i) that certain promissory note dated February 1, 1988, executed by the Borrower and payable to Hancock's order in the original principal amount of $20,000,000, secured by that certain Deed of Trust, Mortgage and Security Agreement dated February 1, 1988, executed by the Borrower for the benefit of Hancock, and recorded in Volume 182, Page 315, aforesaid Records, amended by instruments recorded in Volume 656, page 163, aforesaid Records and Volume 698, page 77, assigned to Agriculture Production Credit Association ("APCA") by instrument recorded at file number 2798, aforesaid Records, and (ii) that certain promissory note dated April 25, 1991, executed by the Borrower for the benefit of Hancock, and recorded in Volume 656, Page 168, Deed of Trust Records, Titus County, Texas, amended by instrument recorded in Volume 698, page 77, aforesaid Records, assigned to APCA by instrument recorded at file number 2798, aforesaid Records.

     WHEREAS, by that certain Second Amended and Restated Loan and Security Agreement dated as of July 31, 1995 (the "Agreement") the Borrower, the Banks and the Agent amended and restated the Amended and Restated Loan Agreement (a) to continue the Original Facility at its then current outstanding balance of $15,400,000.00; (b) to continue the Existing Standby/Term Facility at its then current outstanding balance of $10,000,000.00; (c) to make an additional term loan to Borrower in the original principal amount of $5,000,000.00 (the "Term Facility"); and
(d) to make certain other changes as more fully set forth therein;

     WHEREAS, by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 30, 1996, the Borrower, the Banks and the Agent amended the Agreement to change the interest rate and modify certain financial covenants set forth therein;

     WHEREAS, the Borrower, the Banks and the Agent wish to amend the Agreement further (a) to continue the Original Facility at its current balance of $13,300,000.00; (b) to continue the Existing Standby/Term Facility at its current outstanding balance of $8,664,000.00; (c) to continue the Term Facility at its current outstanding balance of $4,666,000.00; (d) to make an additional term loan to Borrower; (e) to grant a Lien to Agent in additional collateral; (f) to modify certain financial covenants set forth therein; and (g) to make certain other changes as more fully set forth herein;

     NOW, THEREFORE, for and in consideration of the premises, the terms and conditions set forth herein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged by Borrower, Borrower, the Banks and Agent agree as follows:

     1. DEFINED TERMS. Defined terms used herein, as indicated by the initial capitalization thereof, shall have the same respective meanings ascribed to such terms in the Agreement unless otherwise specifically defined herein.

     2.   AMENDMENTS.

     (a) The Agreement is hereby amended by adding the following definitions to Section 1.1:

          "FACILITY C TERM LOANS" shall mean, collectively, the loans made pursuant to Section 2.1(d) hereof, and "FACILITY C TERM LOAN" shall mean any loan made pursuant to Section 2.1(d) hereof.

          "FACILITY C TERM NOTE" or "FACILITY C TERM NOTES" shall have the meanings given to such terms in Section 2.1(d) hereof.

          "NEW DEED OF TRUST" shall mean the Deed of Trust, Assignment of Rents and Security Agreement dated as of September 18, 1997, recorded or to be recorded in the Camp County, Texas Deed Records, executed by Borrower, conveying a first Lien security interest in the Camp County Mortgaged Property to secure the repayment of the Loans and the performance of the Obligations, and all amendments thereto.

          "CAMP COUNTY LAND" shall mean the real estate or interest therein described in EXHIBIT "A-2" attached hereto and incorporated herein by this reference, all fixtures or other improvements situated thereon and all rights, titles and interests appurtenant thereto.

          "CAMP COUNTY MORTGAGED PROPERTY" shall mean the Camp County Land, the Leases and Equipment and all other property (real, personal or mixed) which is conveyed by the New Deed of Trust or any other Loan Document in which a lien therein is created.

          "FOURTH DEED OF TRUST" shall mean the Deed of Trust, Assignment of Rents and Security Agreement dated as of September 18, 1997, recorded or to be recorded in the Titus County, Texas Deed Records, executed by Borrower conveying a fourth Lien security interest in the Titus County Mortgaged Property to secure repayment of the Loans and performance of the Obligations, and all amendments thereto.

          "SECOND AMENDMENT CLOSING DATE" shall mean the date this Amendment has been signed by Borrower, the Banks and the Agent and has become effective in accordance with Section 3 hereof.

          "TITUS COUNTY LAND" shall mean the real estate or interest therein described in EXHIBIT "A" attached hereto and incorporated herein by reference, all fixtures or other improvements situated thereon and all rights, titles and interests appurtenant thereto.

          "TITUS COUNTY MORTGAGED PROPERTY" shall mean the Titus County Land, the Leases and Equipment relating thereto and all other property (real, personal or mixed) which is conveyed by the Deed of Trust, the Second Deed of Trust, the Third Deed of Trust, the Fourth Deed of Trust or any other Loan Document in which a lien therein is created.

     (b) The Agreement is hereby amended by deleting the definitions of the following terms in their entirety from Section 1.1 and substituting in lieu thereof the following definitions:

          "LAND" shall mean the Titus County Land and the Camp County
Land.

          "LOAN" shall mean either a Term Loan, a Standby/Term Loan, a Facility B Term Loan or a Facility C Term Loan, and "LOANS" shall mean, collectively, all Term Loans, Standby/Term Loans, Facility B Term Loans and Facility C Term Loans. Loans may be either Eurodollar Loans or Base Rate Loans, each of which is a "type" of Loan.

          "LOAN DOCUMENTS" shall mean this Agreement, the Deed of Trust, the Second Deed of Trust, the Third Deed of Trust, the Fourth Deed of Trust, the New Deed of Trust, the Notes, any financing statements covering portions of the Collateral and any and all other instruments, documents, and agreements now or hereafter executed and/or delivered by Borrower or its Subsidiaries in connection herewith, or any one, more, or all of the foregoing, as the context shall require, and "LOAN DOCUMENT" shall mean any one of the Loan Documents.

          "MATURITY DATE" shall mean June 30, 2003.

          "MORTGAGED PROPERTY" shall mean the Titus County Mortgaged Property, the Camp County Mortgaged Property and all other property (real, personal or mixed) on which a Lien is placed or granted to secure the repayment or the performance of the Obligations.

          "NOTES" shall mean, collectively, the Term Notes, the Standby/Term Notes, the Facility B Term Notes and the Facility C Term Notes.

          "OBLIGATIONS" shall mean the Loans and any and all other indebtedness, liabilities and obligations of Borrower and its Subsidiaries, or any of them, to any Bank of every kind and nature (including, without limitation, interest charges, expenses, attorneys= fees and other sums chargeable to Borrower by Agent or any Bank and future advances made to or for the benefit of Borrower), arising under this Agreement, the Deed of Trust, the Second Deed of Trust, the Third Deed of Trust, the Fourth Deed of Trust, the New Deed of Trust or the other Loan Documents, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter acquired.

     (c) Subsections 2.1(a)(ii), 2.1(b)(ii) and 2.1(c)(ii) are hereby amended to provide that, from and after the Second Amendment Closing Date, the quarterly installments of principal of the Term Loans, the Standby/Term Loans and the Facility B Term Loans, respectively, shall be payable on March 15, June 15, September 15, and December 15 of each year, commencing December 15, 1997, and continuing through June 15, 2003, in the quarterly installment amount set forth in each such subsection, with a final installment due and payable on each such category of Loans on the Maturity Date in an amount equal to the then-outstanding unpaid aggregate principal amount thereof, together with all accrued but unpaid interest thereon.

     (d) The Agreement is hereby amended by inserting the following Subsection 2.1(d) immediately following Subsection 2.1(c) thereof:

          (d)  FACILITY C TERM LOANS.

               (i) Subject to the terms and conditions hereof and provided there exists no Default or Event of Default, each Bank severally agrees to make on the Second Amendment Closing Date loans (each a "Facility C Term Loan" and collectively the "Facility C Term Loans"), as requested by Borrower in accordance with the provisions of Section 2.3 hereof, to Borrower in an aggregate amount of Thirteen Million Three Hundred Seventy Thousand and No 100 Dollars ($13,370,000.00). The Facility C Term Loans made by each Bank shall be evidenced by a promissory note, substantially in the form of EXHIBIT "C-3" attached hereto, payable to such Bank in the principal face amount of such Bank's Loan Percentage of the Facility C Term Loans (together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof (including, but not limited to, pursuant to Sections 13.4 and 13.4(e) hereof), in whole or in part, individually a "Facility C Term Note" and collectively the "Facility C Term Notes"). Facility C Term Loans, once borrowed and repaid, may not be reborrowed.

               (ii) The aggregate principal amount of the Facility C Term Loans shall be repayable in twenty-two (22) quarterly installments of principal, payable on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 1997, and continuing through June 15, 2003, with the first nineteen
     (19) such installments each being in an amount equal to Forty-Nine Thousand Five Hundred and No/100 Dollars ($49,500.00), and with the next three (3) such installments each being in an amount equal to Seven Hundred Forty-Nine Thousand Five Hundred and No/100 Dollars ($749,500.00), and with a final payment due and payable on the Maturity Date in an amount equal to the then-outstanding unpaid aggregate principal amount of the Facility C Term Loans, together with all accrued but unpaid interest thereon.

     (e) The Agreement is hereby amended by deleting Section 4.2 thereof in its entirety and substituting in lieu thereof a new Section 4.2 to read as follows:

          4.2 TITUS COUNTY MORTGAGED PROPERTY. As additional security for the Obligations, Borrower has heretofore granted to Agent, for the benefit of the Banks, a first (except for prior liens expressly permitted thereby) priority lien on and security interest in the Titus County Mortgaged Property, evidenced by the Deed of Trust, a second (except for prior Liens expressly permitted thereby) priority Lien on and security interest in the Titus County Mortgaged Property, evidenced by the Second Deed of Trust, and a third (except for prior Liens expressly permitted thereby) priority Lien on and security interest in the Titus County Mortgaged Property, evidenced by the Third Deed of Trust and Borrower has of even date herewith granted to Agent, for the benefit of the Banks, a fourth (except for prior Liens expressly permitted thereby) priority Lien on and security interest in the Titus County Mortgaged Property, evidenced by the Fourth Deed of Trust, recorded or to be recorded in the Titus County, Texas Deed Records.

     (f) The Agreement is hereby amended by inserting a new Section 4.5 to read as follows:

          4.5 CAMP COUNTY MORTGAGED PROPERTY. As additional security for the Obligations, Borrower has of even date herewith granted to Agent, for the benefit of the Banks, a first (except for prior liens expressly permitted thereby) priority Lien on and security interest in the Camp County Mortgaged Property, evidenced by the New Deed of Trust, recorded or to be recorded in the Camp County, Texas Deed Records.

     (g) The Agreement is hereby amended by deleting Section 9.13 thereof in its entirety and substituting in lieu thereof new Section 9.13 to read as follows:

          9.13 EVENT OF DEFAULT UNDER DEED OF TRUST, SECOND DEED OF TRUST, THIRD DEED OF TRUST, FOURTH DEED OF TRUST OR NEW DEED OF TRUST. There occurs an AEvent of Default@ under the Deed of Trust, the Second Deed of Trust, the Third Deed of Trust, the Fourth Deed of Trust or the New Deed of Trust.

     (h) The Agreement is hereby amended by deleting Section 10.7 thereof in its entirety and substituting in lieu thereof new Section 10.7 to read as follows:

          10.7 REMEDIES UNDER DEED OF TRUST, SECOND DEED OF TRUST, THIRD DEED OF TRUST, FOURTH DEED OF TRUST AND NEW DEED OF TRUST. The right of the Agent to sell or otherwise dispose of all or any of the Mortgaged Property, in the manner provided for in the Deed of Trust, the Second Deed of Trust, the Third Deed of Trust, the Fourth Deed of Trust and the New Deed of Trust, all other rights and remedies available to the Agent under the Deed of Trust, the Second Deed of Trust, the Third Deed of Trust, the Fourth Deed of Trust and the New Deed of Trust.

     (i) The Agreement is hereby amended by adding thereto EXHIBIT "A-2" and EXHIBIT "C-2" attached hereto and by this reference incorporated in and made a part of the Agreement.

     (j)  The Agreement is hereby amended by deleting SCHEDULE 5.2 and
SCHEDULE 5.17 attached thereto in their entirety and substituting in lieu thereof new SCHEDULE 5.2 and SCHEDULE 5.17, respectively, attached hereto and by this reference incorporated in the Agreement.

     3. CONDITIONS PRECEDENT; EFFECTIVENESS. Subject to the other terms and conditions hereof, this Amendment, and the amendments and terms set forth herein, shall not become effective until the following conditions have been met to the sole and complete satisfaction of Agent and its counsel:

     (a) Agent shall have received the following documents, each duly executed and delivered to the Agent, for the benefit of the Banks, and each to be satisfactory in form and substance to Agent and its counsel:

               (i)  this Amendment;

               (ii)  the Facility C Term Note;

               (iii)  the Fourth Deed of Trust;

               (iv)  the New Deed of Trust;

               (v)  a Reaffirmation of that certain Environmental
                    Indemnity Agreement dated June 3, 1993, reaffirming the warranties and representations made by Borrower thereunder;

               (vi) a certificate signed by the executive president and
                    chief financial officer of Borrower dated as of the Second Amendment Closing Date, stating that the representations and warranties set forth in Article 5 of the Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, stating that Borrower is on such date in compliance with all the terms and conditions set forth in the Agreement on its part to be observed and performed, and stating that on such date, and after giving effect to the making of any initial Loan no Default or Event of Default has occurred or is continuing;

               (vii) a certificate of the Secretary of Borrower dated as
                    of the Second Amendment Closing Date certifying
                    (1) that there have been no amendments to the Certificate of Incorporation of Borrower since May 30, 1996; (2) that there have been no amendments to the By-laws of Borrower since May 30, 1996, other than the amendment dated December 4, 1996, attached thereto; (3) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of Borrower, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents; and (4) as to the incumbency and genuineness of the signatures of the officers of Borrower executing this Agreement or any of the other Loan Documents;

               (viii) copies of all filing receipts or acknowledgments
                    issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Agent in the Collateral and evidence in a form acceptable to the Majority Banks that such Liens constitute valid and perfected first priority Liens;

               (ix) a Good Standing Certificate for Borrower and a
                    Certification of Account Status, issued by the Secretary of the State of Texas, dated as of a date close to the Second Amendment Closing Date;

               (x) certified copies of Borrower=s casualty and liability insurance policies with evidence of the payment of the premium therefor, together, in the case of such casualty policies, with loss payable and mortgagee endorsements on Agent=s standard form naming Agent as loss payee;

               (xi) the written opinion of Godwin & Carlton, counsel to
                    Borrower, dated as of the Second Amendment Closing Date, in form and content acceptable to Banks and Agent, as to the transactions contemplated by this Amendment;

               (xii) assurance from a title insurance company
                    satisfactory to the Agent and the Banks that such title insurance company is committed to cause the Fourth Deed of Trust and the New Deed of Trust to be recorded and, upon recordation of the Fourth Deed of Trust and the New Deed of Trust to issue its ALTA lender's title insurance policy in a form acceptable to the Agent and in amounts satisfactory to the Agent, showing the Fourth Deed of Trust as the Ainsured mortgage@ and insuring the validity and priority of the Fourth Deed of Trust as a Lien upon the Titus County Mortgaged Property, subject only to the First Deed of Trust, the Second Deed of Trust, and the Third Deed of Trust and to the Permitted Liens described in clauses (b) - (d) of the definition thereof; and

               (xiii) such other documents, instruments and agreements
                    with respect to the transactions contemplated by this Amendment, in each case in such form and containing such additional terms and conditions as may be reasonably satisfactory to the Majority Banks, and containing, without limitation, representations and warranties which are customary and usual in such documents.

     (b) Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective as of September 18, 1997.

     4.   REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

     (a) To induce the Banks to enter into this Amendment and to continue to make advances to Borrower pursuant to the Agreement, as amended hereby, Borrower hereby represents and warrants that all Borrower's representations and warranties contained in the Agreement, as amended, and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Amendment, and no Event of Default, nor any event or condition which, with notice, lapse of time, or both, would constitute an Event of Default, has occurred and is continuing as of such date under any Loan Document.

     (b) Borrower hereby further represents and warrants (i) Borrower has the power and authority to enter into this Amendment and to perform all of its obligations hereunder; (ii) the execution and delivery of this Amendment has been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower; and (iii) the execution and delivery of this Amendment and performance hereof by Borrower does not and will not violate the Articles or Certificate of Incorporation, By-laws or other organizational documents of Borrower and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower or its properties.

     5. EXPENSES. Borrower agrees to pay, immediately upon demand by the Banks, all costs, expenses, attorneys' fees, and other charges and expenses incurred by the Banks in connection with the negotiation, preparation, execution and delivery of this Amendment and other instrument, document, agreement or amendment executed in connection with this Amendment.

     6. DEFAULTS HEREUNDER. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein or in any document executed in conjunction herewith, shall constitute an Event of Default under the Documents and the Banks shall be entitled to exercise all rights and remedies it may have under the Agreement, any of the other Loan Documents and applicable law.

     7. REFERENCES IN LOAN DOCUMENTS. All references in the Agreement and the other Loan Documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby and as the same may hereafter be amended from time to time.

     8. NO CLAIMS, OFFSET. Borrower hereby represents, warrants, acknowledges and agrees to and with the Banks that (a) Borrower does not hold, to the best of its knowledge, or claim any right of action, claim, cause of action or damages, either at law or in equity, against the Banks which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Agreement and the Loan Documents or which are based upon actions or omissions of the Banks in connection therewith and (b) the Obligations are absolutely owed to the Banks, without offset, deduction or counterclaim.

     9. NO NOVATION. The terms of this Amendment are not intended to and do not serve to effect a novation as to the Agreement. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Agreement. Instead, it is the express intention of the parties hereto to affirm the Agreement and the security created thereby.

     10. LIMITATION OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Agreement or any of the other Loan Documents, each of which is hereby ratified and reaffirmed, and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereby may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together, will be deemed to be but one and the same agreement.

     12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     13. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     14. FURTHER ASSURANCES. Borrower agrees to take such further action as the Banks shall reasonably request in connection herewith to evidence the amendments herein contained to the Agreement.

     15. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

                    [SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                   "BORROWER"

                                   PILGRIM'S PRIDE CORPORATION

                                   By:  \s\ Clifford E. Butler

                                      Name:  Clifford E. Butler
                                      Title:    Executive President

                                   Attest:  \s\ Richard A. Cogdill

                                       Name:  Richard A. Cogdill
                                       Title: Chief Financial Officer,
                                              Secretary and Treasurer

                                            [CORPORATE SEAL]

                                   "AGENT"

                                   CREDITANSTALT-BANKVEREIN

                                   By:  \s\ Robert M. Biringer

                                      Robert M. Biringer
                                      Senior Vice President

                                   By:  \s\ John G. Taylor
                                       Name:  John G. Taylor
                                       Title:  Senior Associate

                                            [CORPORATE SEAL]
LOAN PERCENTAGE
                                   "BANKS"
100%
                                   CREDITANSTALT-BANKVEREIN

                                   By: \s\ Robert M. Biringer

                                      Robert M. Biringer
                                      Senior Vice President

                                   By:   \s\ John G. Taylor
                                       Name:  John G. Taylor
                                       Title:  Senior Associate